UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549

                                          FORM 8-K

                                       CURRENT REPORT
                             Pursuant to Section 13 OR 15(d) of
                            The Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported): October 30, 2006


                      RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.,
                        on behalf of the RFMSI Series 2006-SA4 Trust
                   (Exact name of registrant as specified in its charter)

        Delaware                   333-131201-10               75-2006294
--------------------------   --------------------------  -----------------------
--------------------------   --------------------------  -----------------------
     (State or other         (Commission File Number)        (IRS Employer
     jurisdiction of                                      Identification No.)
     incorporation)

8400 Normandale Lake Boulevard, Suite 250
          Minneapolis, Minnesota                            55437
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 (Address of principal executive office)                  (Zip Code)

                                (952) 857-7000
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             (Registrant's telephone number, including area code )


                                    N/A
                   (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                          Information to be Included in the Report

Section 8 - Other Events.

ITEM 8.01.  Other Events.

On October 30, 2006, Residential Funding Mortgage Securities I, Inc. caused the issuance and sale of the Mortgage Pass-Through Certificates, Series, 2006-SA4, pursuant to a Series Supplement, dated as of October 30, 2006, to the Standard Terms of Pooling and Servicing Agreement, dated as of October 30, 2006, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Company, LLC, as master servicer and the U.S. Bank National Association, as trustee. The mortgage loans were sold to Residential Funding Mortgage Securities I, Inc. pursuant to an Assignment and Assumption Agreement, dated as of October30, 2006, between Residential Funding Company, LLC and Residential Funding Mortgage Securities I, Inc.

Section 9 - Financial Statements and Exhibits

ITEM 9.01 (d). Exhibits.

(d) Exhibits: The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

     10.1 Series Supplement, dated as of October 30, 2006, to the Standard Terms of Pooling and Servicing Agreement, dated as of October 30, 2006, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Company, LLC, as master servicer and U.S. Bank National Association, as trustee.

     10.2 Assignment and Assumption Agreement, dated as of October 30, 2006, between, Residential Funding Company, LLC and Residential Funding Mortgage Securities I, Inc.

     10.3 Custodial Agreement, dated as of October 30, 2006, among Residential Funding Company, LLC, as master servicer, Residential Funding Mortgage Securities I, Inc., as depositor, and Wells Fargo Bank, N.A., as custodian.

     99.1 Mortgage Loan Schedule

                                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.


                             By: /s/ Heather Anderson
                             Name:   Heather Anderson
                             Title:  Vice President

Dated:  November 14, 2006

                                       Exhibit Index


Exhibit No.             Description

     10.1 Series Supplement, dated as of October 30, 2006, to the Standard Terms of Pooling and Servicing Agreement, dated as of October 30, 2006, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Company, LLC, as master servicer and U.S. Bank National Association, as trustee.

     10.2 Assignment and Assumption Agreement, dated as of October 30, 2006, between Residential Funding Company, LLC and Residential Funding Mortgage Securities I, Inc.

     10.3 Custodial Agreement, dated as of October 30, 2006, among Residential Funding Company, LLC, as master servicer, Residential Funding Mortgage Securities I, Inc., as depositor, and Wells Fargo Bank, N.A., as custodian.

     99.1 Mortgage Loan Schedule